Investment Strategy - HCM Select 50 ETF	Oct. 09, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund’s investment advisor, Howard Capital Management, LLC (the “Adviser”), actively manages the Fund’s portfolio using a proprietary investment model co-developed with Ned Davis Research, Inc. to select a portfolio of common or preferred stocks of any market capitalization of companies from the S&P 500 Index designed to provide investment results that correspond, before fees and expenses, generally to the performance of the Total Return Scotiabank U.S. Top 50 Large Cap Dividend Index. At the close of every calendar quarter, the Adviser’s model assigns a score to every constituent of the S&P 500 Index based on its dividend yield and EBITDA-to-Enterprise Value (“EBITDA/EV”) ratio. The EBITDA/EV ratio compares a company’s earnings before interest, taxes, depreciation and amortization to its total value to evaluate a company’s return on investment. The EBITDA/EV ratio is used to determine how much profit a company generates compared to its total value. Each constituent receives a score for its dividend yield and EBITDA/EV ratio based on a rules-based system, which are then averaged to obtain a composite score. The Adviser selects the top highest scoring companies (approximately 5) in each of the following 10 sectors for inclusion in the Fund: Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care, Financials, Information Technology, Communication Services and Utilities. Each company selected for the Fund is equally weighted within its own sector.

Each position is held by the Fund until the next rescoring of the S&P 500 Index constituents at the end of the next calendar quarter, unless there is a HCM-BuyLine® signal. After a quarterly rebalancing, the Fund will have equal exposure to every sector. The Adviser expects the Fund to have a high portfolio turnover as a result of the Fund’s quarterly rebalancing of its portfolio. The Fund may invest up to 20% of its net assets at any time, including borrowings for investment purposes but exclusive of collateral held from securities lending, in index futures, options, options on index futures, swap contracts or other derivatives, cash equivalents, other investment companies.

The Adviser uses the HCM-BuyLine®, its proprietary quantitative investment model, to determine when the Fund should be in or out of the market. The HCM-BuyLine® uses trend analysis to help identify the broad trend in the equity market. When the trend is down, the Adviser reduces the Fund’s exposure to equities, and, when the trend is up, the Adviser increases the Fund’s exposure to equities. The Adviser uses its discretion to make tactical allocations and determine how much the Fund is in or out of the market based on the strength of the trend identified by HCM-BuyLine®.

When the Fund is out of the market, it invests in cash and cash equivalents. The Fund may be invested up to 100% in cash and cash equivalents or up to 100% in equities depending on the strength of the trend identified by the HCM-BuyLine®. To respond to adverse market, economic, political or other conditions, the Adviser may temporarily hold more cash and cash equivalents than indicated by the HCM-BuyLine®.